UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 10, 2024

ZURN ELKAY WATER SOLUTIONS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware		001-35475	20-5197013
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

511 W. Freshwater Way			53204
Milwaukee,	Wisconsin
(Address of principal executive offices)			(Zip Code)

(855) 480-5050
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock $.01 par value	ZWS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On July 10, 2024, Zurn Elkay Water Solutions Corporation (the “Company” or “Zurn Elkay”) issued a press release that included a preview of its expected results for the second quarter and announcing that the Company will provide further details on the quarter and the outlook during an earnings call that will be scheduled for Wednesday, July 31, 2024. A copy of the press release is furnished herewith as Exhibit 99.1.
The information in this Item, including Exhibit 99.1, is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
On July 10, 2024, the Company announced that David J. Pauli, age 42, was promoted to the position of Chief Financial Officer (CFO). Mr. Pauli will oversee all aspects of the Company’s financial operations effective immediately, including financial planning and analysis, treasury, reporting, tax, internal audit and investor relations. Mr. Pauli joined the Company in 2012, having served in various roles of increasing responsibility, most recently as Corporate Controller since 2016 and Vice President – Investor Relations since 2021. He also served as a divisional Vice President – Finance and Assistant Corporate Controller. Prior to joining the Company, Mr. Pauli spent seven years with Deloitte, a full-service accounting firm.
The Company also announced that Mark W. Peterson, age 52, who joined the Company in 2006 and has served as CFO since 2011, becomes the Company’s Chief Administrative Officer effective immediately, overseeing human resources, enterprise risk, real estate and facilities management, and environmental health and safety.
Messrs. Pauli and Peterson will continue to participate in the Company executive compensation programs, which are described in the Company’s Definitive Proxy Statement filed on Schedule 14A with the Securities and Exchange Commission on March 22, 2024.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated July 10, 2024*

104	Cover Page Inline XBRL data embedded within the Inline XBRL document
*This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be "filed."

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, Zurn Elkay Water Solutions Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 10th day of July, 2024.

                                ZURN ELKAY WATER SOLUTIONS CORPORATION

                                By: /s/ Jeffrey J. LaValle
                                 Jeffrey J. LaValle
                                 Vice President, General Counsel and Secretary